Financial Supplement
2013 First Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Corporate & Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	Computershare Shareowner Services
250 Royall Street
Canton, MA 02021
www.computershare.com/

NOTE 1: On December 30, 2011, we sold our wholly-owned subsidiary, EquiTrust Life Insurance Company. We recognized an additional loss on the sale of subsidiary of $2.3 million, net of tax, during the first quarter 2012 as a result of post-closing sales price adjustments. As a result of the sale, our consolidated financial statements are presented to reflect the operations of the component sold as discontinued operations.

In connection with the EquiTrust Life Sale, during the first quarter of 2012, we completed the required redemption of $175.0 million of our long-term debt in accordance with the mandatory redemption provisions of the underlying notes. The make-whole redemption price of $210.9 million, which included repayment of principal, accrued interest and a make-whole premium, was funded from assets held in two irrevocable debt defeasance trusts. The make-whole redemption premium was based on U.S. Treasury yields and considered an embedded derivative with a fair value of $33.1 million at December 31, 2011. The change in fair value during 2012 was offset by the write off of deferred debt issuance costs and reported with the loss on debt redemption in the consolidated statements of operations. In addition, we began repurchasing stock in the fourth quarter of 2011 under a stock repurchase plan approved by the Board of Directors.

Additional information regarding the impact of adopting the new accounting guidance, the sale of EquiTrust Life and our capital management initiatives can be found in our filings with the SEC.

NOTE 2: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2013	December 31, 2012
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2013 - $5,667,376; 2012 - $5,637,608)	$6,286,637	$6,265,745
Equity securities - available for sale, at fair value (cost: 2013 - $70,809; 2012 - $82,140)	75,755	86,253
Mortgage loans	553,983	554,843
Real estate	6,056	4,668
Policy loans	173,358	174,254
Short-term investments	89,106	74,516
Other investments	555	371
Total investments	7,185,450	7,160,650

Cash and cash equivalents	100,479	78,074
Securities and indebtedness of related parties	106,074	100,606
Accrued investment income	77,705	69,965
Amounts receivable from affiliates	4,236	3,931
Reinsurance recoverable	98,088	98,238
Deferred acquisition costs	229,068	204,326
Value of insurance in force acquired	17,676	17,154
Current income taxes recoverable	—	6,735
Other assets	75,920	59,238
Assets held in separate accounts	651,474	618,809

Total assets	$8,546,170	$8,417,726

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2013	December 31, 2012
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,083,331	$4,050,846
Traditional life insurance and accident and health products	1,471,202	1,457,075
Other policy claims and benefits	39,515	39,072
Supplementary contracts without life contingencies	359,868	361,273
Advance premiums and other deposits	232,772	226,485
Amounts payable to affiliates	1,225	1,658
Long-term debt payable to affiliates	50,000	50,000
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	687	—
Deferred income taxes	210,513	208,433
Other liabilities	106,601	94,828
Liabilities related to separate accounts	651,474	618,809
Total liabilities	7,304,188	7,205,479

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,421,879 shares in 2013 and 24,282,184 shares in 2012	122,386	115,706
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,141,291 shares in 2013 and 1,192,890 shares in 2012	7,197	7,522
Accumulated other comprehensive income	295,757	289,853
Retained earnings	813,591	796,110
Total FBL Financial Group, Inc. stockholders' equity	1,241,931	1,212,191
Noncontrolling interest	51	56
Total stockholders' equity	1,241,982	1,212,247
Total liabilities and stockholders' equity	$8,546,170	$8,417,726

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2013	2012
Revenues:
Interest sensitive product charges	$25,304	$25,232
Traditional life insurance premiums	44,934	43,123
Net investment income	90,810	86,888
Net realized capital gains on sales of investments	3,932	879

Total other-than-temporary impairment losses	(646)	(11,301)
Non-credit portion in other comprehensive income	—	9,779
Net impairment losses recognized in earnings	(646)	(1,522)
Other income	3,714	5,005
Total revenues	168,048	159,605

Benefits and expenses:
Interest sensitive product benefits	48,292	49,082
Traditional life insurance benefits	39,806	39,111
Policyholder dividends	3,358	4,244
Underwriting, acquisition and insurance expenses	35,024	32,727
Interest expense	1,975	1,982
Loss on debt redemption	—	33
Other expenses	4,384	5,790
Total benefits and expenses	132,839	132,969
	35,209	26,636
Income taxes	(11,583)	(8,758)
Equity income, net of related income taxes	1,312	1,621
Net income from continuing operations	24,938	19,499
Discontinued operations:
Loss on sale of subsidiary	—	(2,252)
Loss from discontinued operations, net of tax	—	(680)
Total loss from discontinued operations	—	(2,932)
Net income	24,938	16,567
Net loss attributable to noncontrolling interest	28	20
Net income attributable to FBL Financial Group, Inc.	$24,966	$16,587

Comprehensive income	$30,842	$19,561

Earnings per common share:
Income from continuing operations	$0.97	$0.64
Loss from discontinued operations	—	(0.10)
Earnings per common share	$0.97	$0.54
Earnings per common share - assuming dilution:
Income from continuing operations	$0.96	$0.63
Loss from discontinued operations	—	(0.10)
Earnings per common share - assuming dilution	$0.96	$0.53

Cash dividends per common share	$0.11	$0.10

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Operating revenues:
Interest sensitive product charges	$25,139	$24,292	$25,662	$26,304	$25,292
Traditional life insurance premiums	43,123	45,908	41,886	44,169	44,934
Net investment income	86,412	89,389	92,544	91,201	91,402
Other income	5,005	5,729	2,891	3,643	3,714
Total operating revenues	159,679	165,318	162,983	165,317	165,342

Benefits and expenses:
Interest sensitive product benefits	49,079	49,271	48,553	49,355	48,509
Traditional life insurance benefits	39,319	40,140	37,461	39,360	39,798
Policyholder dividends	4,244	3,370	3,279	3,382	3,358
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,699	6,129	5,552	6,332	8,184
Amortization of deferred acquisition costs	7,486	7,923	12,977	7,483	6,102
Amortization of value of insurance in force acquired	687	1,521	2,562	687	537
Other underwriting expenses	18,147	19,099	19,147	18,588	20,105
Total underwriting, acquisition and insurance expenses	32,019	34,672	40,238	33,090	34,928
Interest expense	1,982	1,983	2,007	1,980	1,975
Other expenses	5,790	6,683	3,986	4,054	4,384
Total benefits and expenses	132,433	136,119	135,524	131,221	132,952
	27,246	29,199	27,459	34,096	32,390
Income taxes	(8,971)	(10,010)	(9,705)	(11,321)	(10,596)
Net loss (gain) attributable to noncontrolling interest	20	98	(66)	31	28
Equity income, net of related income taxes	1,621	630	1,058	1,374	1,312
Operating income	19,916	19,917	18,746	24,180	23,134

Realized gains/losses on investments, net of offsets	(249)	222	1,324	(1,774)	1,895
Change in net unrealized gains/losses on derivatives, net of offsets	(126)	236	351	158	(63)
Net impact of discontinued operations	(2,932)	(84)	55	22	—
Loss on debt redemption	(22)	—	—	—	—
Net income attributable to FBL Financial Group, Inc.	$16,587	$20,291	$20,476	$22,586	$24,966

Operating income per common share - assuming dilution	$0.64	$0.72	$0.70	$0.93	$0.89
Earnings per common share - assuming dilution	$0.53	$0.73	$0.76	$0.86	$0.96

Weighted average common shares outstanding (in thousands):
Basic	30,527	27,437	26,562	25,779	25,598
Effect of dilutive securities	479	267	305	315	272
Diluted	31,006	27,704	26,867	26,094	25,870

Operating return on equity, excluding AOCI - last twelve months	7.8%	7.6%	8.1%	8.8%	9.3%
Operating return on equity, including AOCI - last twelve months	6.8%	6.4%	6.6%	7.0%	7.3%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended March 31, 2013	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$313	$13,737	$11,242	$25,292
Traditional life insurance premiums	—	44,934	—	44,934
Net investment income	47,794	34,729	8,879	91,402
Other income	—	(62)	3,776	3,714
Total operating revenues	48,107	93,338	23,897	165,342

Benefits and expenses:
Interest sensitive product benefits	24,679	17,323	6,507	48,509
Traditional life insurance benefits	—	39,798	—	39,798
Policyholder dividends	—	3,358	—	3,358
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	937	6,100	1,147	8,184
Amortization of deferred policy acquisition costs	2,821	3,022	259	6,102
Amortization of value of insurance in force acquired	164	373	—	537
Other underwriting expenses	4,825	13,432	1,848	20,105
Total underwriting, acquisition and insurance expenses	8,747	22,927	3,254	34,928
Interest expense	—	—	1,975	1,975
Other expenses	—	—	4,384	4,384
Total benefits and expenses	33,426	83,406	16,120	132,952
	14,681	9,932	7,777	32,390
Net loss attributable to noncontrolling interest	—	—	28	28
Equity loss, before tax	—	—	(707)	(707)
Pre-tax operating income	$14,681	$9,932	$7,098	$31,711

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended March 31, 2012	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$206	$13,189	$11,744	$25,139
Traditional life insurance premiums	—	43,123	—	43,123
Net investment income	45,978	33,846	6,588	86,412
Other income	3	(53)	5,055	5,005
Total operating revenues	46,187	90,105	23,387	159,679

Benefits and expenses:
Interest sensitive product benefits	25,535	15,385	8,159	49,079
Traditional life insurance benefits	—	39,319	—	39,319
Policyholder dividends	—	4,244	—	4,244
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	718	4,019	962	5,699
Amortization of deferred acquisition costs	2,293	5,246	(53)	7,486
Amortization of value of insurance in force acquired	33	654	—	687
Other underwriting expenses	4,873	11,875	1,399	18,147
Total underwriting, acquisition and insurance expenses	7,917	21,794	2,308	32,019
Interest expense	—	—	1,982	1,982
Other expenses	—	—	5,790	5,790
Total benefits and expenses	33,452	80,742	18,239	132,433
	12,735	9,363	5,148	27,246
Net loss attributable to noncontrolling interest	—	—	20	20
Equity income, before tax	—	—	111	111
Pre-tax operating income	$12,735	$9,363	$5,279	$27,377

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$206	$191	$166	$212	$313
Net investment income	45,978	47,615	49,301	48,317	47,794
Other income	3	6	—	6	—
Total operating revenues	46,187	47,812	49,467	48,535	48,107

Benefits and expenses:
Interest sensitive product benefits	25,535	26,127	25,717	25,582	24,679
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	718	721	590	475	937
Amortization of deferred acquisition costs	2,293	35	4,124	2,875	2,821
Amortization of value of insurance in force acquired	33	134	2,024	282	164
Other underwriting expenses	4,873	4,994	4,899	4,060	4,825
Total underwriting, acquisition and insurance expenses	7,917	5,884	11,637	7,692	8,747
Total benefits and expenses	33,452	32,011	37,354	33,274	33,426
Pre-tax operating income	$12,735	$15,801	$12,113	$15,261	$14,681

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,405,435	$3,514,096	$3,533,318	$3,497,525	$3,498,745
Deferred acquisition costs	80,766	84,712	83,269	82,396	82,653
Value of insurance in force acquired	11,819	11,678	9,640	9,307	9,133

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$2,906,991	$3,029,007	$3,061,295	$3,048,797	$3,053,711
Other insurance reserves	379,977	383,547	382,989	383,340	382,600
Allocated equity, excluding AOCI	256,383	266,180	268,654	267,707	261,160

Other data:
Number of direct contracts	54,091	54,142	53,941	53,757	53,594

Portfolio yield net of assumed defaults	5.55%	5.40%	5.40%	5.31%	5.26%
Credited rate	3.32	3.14	3.05	3.03	3.00%
Spread on fixed annuities at end of quarter (1)	2.23%	2.26%	2.35%	2.28%	2.26%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,182,809	$2,252,575	$2,302,564	$2,323,328	$2,338,272
Deposits	107,172	85,259	55,610	54,114	77,115
Withdrawals, surrenders and death benefits	(33,066)	(36,745)	(35,560)	(41,005)	(40,111)
Net flows	74,106	48,514	20,050	13,109	37,004

Policyholder interest	17,729	17,971	17,570	17,080	17,230
Annuitizations and other	(22,069)	(16,496)	(16,856)	(15,245)	(15,614)
Balance, end of period	2,252,575	2,302,564	2,323,328	2,338,272	2,376,892
Other interest sensitive reserves	654,416	726,443	737,967	710,525	676,819
Total interest sensitive product reserves	$2,906,991	$3,029,007	$3,061,295	$3,048,797	$3,053,711

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$13,189	$13,292	$13,827	$14,592	$13,737
Traditional life insurance premiums	43,123	45,908	41,886	44,169	44,934
Net investment income	33,846	34,841	35,089	34,300	34,729
Other income	(53)	(44)	(57)	(55)	(62)
Total operating revenues	90,105	93,997	90,745	93,006	93,338

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,141	7,209	7,075	7,827	7,448
Death benefits	8,244	10,060	7,808	7,212	9,875
Total interest sensitive product benefits	15,385	17,269	14,883	15,039	17,323
Traditional life insurance benefits:
Death benefits	18,406	15,033	16,261	17,631	18,368
Surrender and other benefits	8,657	8,160	12,220	7,517	9,101
Increase in traditional life future policy benefits	12,256	16,947	8,980	14,212	12,329
Total traditional life insurance benefits	39,319	40,140	37,461	39,360	39,798
Policyholder dividends	4,244	3,370	3,279	3,382	3,358
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,019	4,413	4,073	4,971	6,100
Amortization of deferred acquisition costs	5,246	5,997	5,482	4,491	3,022
Amortization of value of insurance in force acquired	654	1,387	538	405	373
Other underwriting expenses	11,875	12,311	12,159	12,960	13,432
Total underwriting, acquisition and insurance expenses	21,794	24,108	22,252	22,827	22,927
Total benefits and expenses	80,742	84,887	77,875	80,608	83,406
Pre-tax operating income	$9,363	$9,110	$12,870	$12,398	$9,932

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,215,738	$2,258,183	$2,277,934	$2,315,174	$2,341,579
Deferred acquisition costs	190,953	193,091	194,351	199,266	205,065
Value of insurance in force acquired	25,597	24,167	23,612	23,193	22,796

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$652,427	$658,735	$668,699	$686,067	$707,123
Other insurance reserves	1,566,750	1,584,627	1,595,819	1,615,088	1,633,287
Allocated equity, excluding AOCI	277,192	281,372	286,382	294,159	279,656

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	352,336	353,596	353,358	355,519	356,408
Number of direct policies - universal life	58,618	58,883	58,958	59,833	60,150
Direct face amounts - traditional life	$38,552,018	$39,252,561	$39,617,946	$40,333,397	$41,017,541
Direct face amounts - universal life	$5,538,683	$5,619,904	$5,666,272	$5,806,602	$5,904,084

Portfolio yield net of assumed defaults	5.93%	5.89%	5.83%	5.74%	5.58%
Credited rate	4.16	4.17	4.12	4.08	4.10
Spread on universal life at end of quarter (1)	1.77%	1.72%	1.71%	1.66%	1.48%

Interest sensitive reserve activity:
Balance, beginning of period	$647,711	$652,427	$658,735	$668,699	$686,067
Deposits	17,363	18,976	20,703	28,349	33,049
Withdrawals and surrenders	(6,531)	(6,175)	(3,688)	(4,394)	(4,347)
Net flows	10,832	12,801	17,015	23,955	28,702

Policyholder interest	6,370	6,552	6,382	7,116	6,773
Policy charges	(12,898)	(14,325)	(13,918)	(15,222)	(14,714)
Benefits and other	412	1,280	485	1,519	295
Balance, end of period	$652,427	$658,735	$668,699	$686,067	$707,123

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,744	$10,809	$11,669	$11,500	$11,242
Net investment income	6,588	6,933	8,154	8,584	8,879
Other income	5,055	5,767	2,948	3,692	3,776
Total operating revenues	23,387	23,509	22,771	23,776	23,897

Benefits and expenses:
Interest sensitive product benefits	8,159	5,875	7,953	8,734	6,507
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	962	995	889	886	1,147
Amortization of deferred acquisition costs	(53)	1,891	3,371	117	259
Other underwriting expenses	1,399	1,794	2,089	1,568	1,848
Total underwriting, acquisition and insurance expenses	2,308	4,680	6,349	2,571	3,254
Interest expense	1,982	1,983	2,007	1,980	1,975
Other expenses	5,790	6,683	3,986	4,054	4,384
Total benefits and expenses	18,239	19,221	20,295	17,339	16,120
	5,148	4,288	2,476	6,437	7,777
Net loss (income) attributable to noncontrolling interest	20	98	(66)	31	28
Equity income (loss), before tax	111	(1,143)	(644)	100	(707)
Pre-tax operating income	$5,279	$3,243	$1,766	$6,568	$7,098

Selected balance sheet data, securities at cost:
Assets:
Investments	$514,044	$556,455	$591,857	$715,701	$720,919
Deferred acquisition costs	99,542	98,446	95,063	94,984	95,286
Separate account assets	655,755	617,538	634,402	618,809	651,474

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$290,802	$298,800	$306,249	$315,982	$322,497
Other insurance reserves	99,256	95,102	95,870	99,031	98,270
Separate account liabilities	655,755	617,538	634,402	618,809	651,474
Allocated equity, excluding AOCI	395,259	375,130	359,881	357,472	402,358

Rollforward of separate account balances:
Beginning separate account balance	$603,903	$655,755	$617,538	$634,402	$618,809
Net premiums	5,061	7,102	2,127	(1,253)	5,847
Net investment income (loss)	65,617	(25,590)	33,305	5,433	47,848
Charges, benefits and surrenders	(18,826)	(19,729)	(18,568)	(19,773)	(21,030)
Ending separate account balance	$655,755	$617,538	$634,402	$618,809	$651,474

Other data:
Number of direct contracts - variable annuity	14,627	14,355	14,088	13,885	13,643
Number of direct policies - variable universal life	48,794	48,086	47,473	46,863	46,311
Direct face amounts - variable universal life	$6,065,488	$5,970,850	$5,897,007	$5,813,938	$5,750,019

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
		(Dollars in thousands)
Annuity
Balance - beginning of period	$78,102	$80,766	$84,712	$83,269	$82,396
Capitalization:
Commissions	4,537	3,708	2,547	2,433	2,909
Expenses	426	358	306	200	297
Total capitalization	4,963	4,066	2,853	2,633	3,206
Amortization - operating basis, before impact of unlocking	(2,293)	(2,122)	(4,124)	(2,875)	(2,821)
Amortization - unlocking, operating basis	—	2,087	—	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(6)	(85)	(172)	(631)	(128)
Balance - end of period	$80,766	$84,712	$83,269	$82,396	$82,653

Life Insurance
Balance - beginning of period	$187,113	$190,953	$193,091	$194,351	$199,266
Capitalization:
Commissions	5,924	5,189	3,616	6,699	5,682
Expenses	2,507	2,666	2,292	2,958	3,014
Deferral of sales inducements	578	469	98	691	393
Total capitalization	9,009	8,324	6,006	10,348	9,089
Amortization - operating basis, before impact of unlocking	(5,340)	(3,571)	(3,959)	(4,569)	(3,080)
Amortization - unlocking, operating basis	—	(2,458)	(1,554)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	171	(157)	767	(864)	(210)
Balance - end of period	$190,953	$193,091	$194,351	$199,266	$205,065

Corporate and Other
Balance - beginning of period	$99,916	$99,542	$98,446	$95,063	$94,984
Capitalization:
Commissions	315	355	232	284	313
Deferral of sales inducements	12	5	4	15	8
Total capitalization	327	360	236	299	321
Amortization - operating basis, before impact of unlocking	8	(3,590)	(549)	(1,643)	(283)
Amortization - unlocking, operating basis	—	1,741	(2,795)	1,491	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(709)	393	(275)	(226)	264
Balance - end of period	$99,542	$98,446	$95,063	$94,984	$95,286

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
		(Dollars in thousands)
Total
Balance - beginning of period	$365,131	$371,261	$376,249	$372,683	$376,646
Capitalization:
Commissions	10,776	9,252	6,395	9,416	8,904
Expenses	2,933	3,024	2,598	3,158	3,311
Deferral of sales inducements	590	474	102	706	401
Total capitalization	14,299	12,750	9,095	13,280	12,616
Amortization - operating basis, before impact of unlocking	(7,625)	(9,283)	(8,632)	(9,087)	(6,184)
Amortization - unlocking, operating basis	—	1,370	(4,349)	1,491	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(544)	151	320	(1,721)	(74)
Balance - end of period	371,261	376,249	372,683	376,646	383,004
Impact of realized/unrealized gains/losses in AOCI	(122,510)	(150,069)	(169,385)	(172,320)	(153,936)
Deferred acquisition costs	$248,751	$226,180	$203,298	$204,326	$229,068

FBL Financial Group, Inc.
Collected Premiums

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
		(Dollars in thousands)
Annuity
Individual:
First year	$57,802	$44,832	$35,496	$28,100	$41,140
Renewal	49,716	41,193	21,170	26,112	36,136
Total individual	107,518	86,025	56,666	54,212	77,276
Group	2,298	1,277	4,832	3,516	1,988
Total Annuity	109,816	87,302	61,498	57,728	79,264

Life Insurance
Direct:
Universal life:
First year	4,014	4,391	7,854	13,958	17,944
Renewal	13,109	12,862	12,068	13,286	14,217
Total universal life	17,123	17,253	19,922	27,244	32,161
Participating whole life:
First year	3,061	2,878	2,510	2,753	3,202
Renewal	24,520	25,393	22,950	23,875	24,119
Total participating whole life	27,581	28,271	25,460	26,628	27,321
Term life and other:
First year	2,976	2,881	2,637	2,748	2,915
Renewal	18,075	18,429	18,382	19,406	19,476
Total term life and other	21,051	21,310	21,019	22,154	22,391
Total direct life insurance	65,755	66,834	66,401	76,026	81,873
Reinsurance	(5,406)	(4,627)	(4,548)	(4,726)	(5,220)
Total Life Insurance	60,349	62,207	61,853	71,300	76,653

Corporate and Other
Variable, net of reinsurance	19,974	22,134	15,684	16,019	19,478
Accident and health, net of reinsurance	58	39	36	275	59
Total Corporate and Other	20,032	22,173	15,720	16,294	19,537

Total collected premiums	$190,197	$171,682	$139,071	$145,322	$175,454

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2012	2012	2012	2012	2013
		(Dollars in thousands, except per share data)

Capitalization:
Senior notes with affiliates, due 2015	$49,971	$49,973	$50,000	$50,000	$50,000
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	146,971	146,973	147,000	147,000	147,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	928,834	922,682	914,917	919,338	943,174
Total capitalization, excluding AOCI	1,078,805	1,072,655	1,064,917	1,069,338	1,093,174

Accumulated other comprehensive income	180,839	233,110	288,432	289,853	295,757
Total capitalization, including AOCI	$1,259,644	$1,305,765	$1,353,349	$1,359,191	$1,388,931

Common shares outstanding	27,695,759	26,752,871	25,933,171	25,475,074	25,563,170

Book Value per Share:
Excluding AOCI	$33.54	$34.49	$35.28	$36.09	$36.90
Including AOCI	40.07	43.20	46.40	47.47	48.47

Debt-to-Capital Ratio:
Excluding AOCI	13.6%	13.7%	13.8%	13.7%	13.4%
Including AOCI	11.7	11.3	10.9	10.8	10.6

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	4.6%	4.7%	4.7%	4.7%	4.6%
Including AOCI	4.0	3.8	3.7	3.7	3.6

Class A Common Ownership:
Iowa Farm Bureau Federation	55.7%	57.7%	59.7%	60.8%	60.4%
Other Farm Bureau entities	5.8	5.3	6.1	6.2	5.7
Public	38.5	37.0	34.2	33.0	33.9
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2012	2012	2012	2012	2013

Quality of Fixed Maturity Securities:
AAA, AA, A	64.0%	64.2%	63.2%	61.9%	62.2%
BBB	31.2	31.1	32.1	32.8	32.8
BB	2.5	2.7	2.9	3.4	3.0
<BB	2.3	2.0	1.8	1.9	2.0

Investment by Type:
Fixed maturity securities	63.1%	63.1%	63.7%	64.1%	65.5%
Residential mortgage-backed	10.7	10.4	9.9	9.4	9.0
Commercial mortgage-backed	7.5	7.5	7.3	7.1	6.7
Other asset-backed	6.5	6.9	7.3	6.9	6.3
Mortgage loans	8.1	8.0	7.7	7.8	7.7
Equity securities	0.8	1.0	1.2	1.2	1.1
Other	3.3	3.1	2.9	3.5	3.7

Agent Strength Totals:
8-state Farm Bureau Property & Casualty channel (1)	1,192	1,160	1,148	1,127	1,129
7 life partner states (2)	709	689	693	687	686
Total	1,901	1,849	1,841	1,814	1,815

(1) Agent counts have been adjusted for all periods presented to exclude appointed agents in training.
(2) With the commencement of operations of Greenfields Life Insurance Company during the first quarter of 2013, Colorado is now included in our life partner states total.